UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2014

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 312-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 22, 2014, Flagstar Bancorp, Inc. ("the Company"), the holding company for Flagstar Bank, FSB, filed a press release announcing that it would participate in the 2014 KBW Mortgage Finance Conference on June 3, 2014. The Company’s presentation will take place at approximately 10:20 a.m. and will be made available via live webcast.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The press release as well as further information regarding the webcast will also be available on the Investor Relations section of the Company’s web site.

Item 9.01 Financial Statements and Exhibits.

     (d)      The following exhibit is being furnished herewith:

99.1	Press Release of Flagstar Bancorp, Inc., dated May 22, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: May 23, 2014	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer

Exhibit Index

Exhibit No.         Description

99.1	Press Release of Flagstar Bancorp, Inc, dated May 22, 2014